Investment in Affiliates (Summary of Investment in Affiliates) (Detail) - JPY (¥) ¥ in Millions		Dec. 31, 2023	Mar. 31, 2023
Investments in and Advances to Affiliates, Schedule of Investments [Abstract]
Shares	[1]	¥ 1,071,807	¥ 973,929
Loans and others		29,753	26,775
Investment in Affiliates		¥ 1,101,560	¥ 1,000,704

[1]	There were certain investees measured at fair value by electing the fair value option, primarily to reduce volatility in the equity in net income (loss) of the investees arising from the difference in the measurement basis of their assets and liabilities. The shares in these investees amounted to ¥2,511 million and ¥5,737 million as of March 31, 2023 and December 31, 2023, respectively.